UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in its charter)

Delaware	814-01461	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On May 30, 2024, Goldman Sachs Middle Market Lending Corp. II (the “Company”) entered into the Second Amendment (the “Second Amendment”) to the Senior Secured Revolving Credit Agreement, dated as of February 28, 2023 (as amended by that certain First Amendment thereto, dated as of July 31, 2023, the Second Amendment, and as otherwise amended or modified, the “Truist Revolving Credit Facility”), by and among the Company, as borrower, the lenders and issuing banks from time to time party thereto, and Truist Bank, as administrative agent.

The Second Amendment among other things, (i) extended (A) the revolver availability period from February 26, 2027 to May 30, 2028 and (B) the final maturity date from February 28, 2028 to May 30, 2029, (ii) reset the minimum shareholders’ equity test, (iii) replaced the interest rate benchmark for loans denominated in Canadian Dollars from CDOR to CORRA, which includes a credit spread adjustment of 0.29547% for one-month tenor loans and 0.32138% for three-month tenor loans and (iv) added the Australian Dollar as an Agreed Foreign Currency and the AUD Rate as its respective interest rate benchmark. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Truist Revolving Credit Facility.

The foregoing description is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Second Amendment to Senior Secured Revolving Credit Agreement, dated as of May 30, 2024, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II (Registrant)

Date: June 5, 2024	By:	/s/ Alex Chi
Name: Alex Chi
Title: Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer and Co-President